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                                                                   EXHIBIT 10.14


                           FORM OF LOCK-UP AGREEMENT

                                                                          , 2000

W-H Energy Services, Inc.
10370 Richmond Avenue
Suite No. 990
Houston, Texas 77042

Donaldson, Lufkin & Jenrette Securities Corporation
Morgan Stanley Dean Witter
UBS Warburg LLC
Simmons & Company International
DLJdirect Inc.

c/o  Donaldson, Lufkin & Jenrette Securities Corporation
     277 Park Avenue
     New York, New York 10172

Dear Sirs:

         The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley Dean Witter, UBS Warburg LLC, Simmons & Company International and DLJdirect Inc., as Representatives of the several underwriters (the "UNDERWRITERS"), propose to enter into an Underwriting Agreement with W-H Energy Services, Inc., a Texas corporation (the "COMPANY"), providing for the initial public offering (the "INITIAL PUBLIC OFFERING") of common stock, par value $.0001 per share (the "COMMON STOCK"), of the Company.

         To induce the Underwriters that may participate in the Initial Public Offering to continue their efforts in connection with the Initial Public Offering, the undersigned, from the date hereof and through the end of the 180-day period after the date of the final prospectus relating to the Initial Public Offering (the "FINAL PROSPECTUS"):

           (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) (collectively, "COMPANY SECURITIES") or (y) enter into any swap or other
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                arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Company Securities (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Company Securities, in cash or otherwise), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation;

          (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any Company Securities, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; and

          (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any Company Securities for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities;

provided further, that the restrictions in clause (i) above shall cease to apply to (A) 25% of the Company Securities beneficially owned by the undersigned on the date of the Final Prospectus upon the later to occur of (I) the end of the 90-day period after the date of the Final Prospectus or (II) the second trading day following the first public release of the Company's quarterly results after the date of the Final Prospectus, and (B) an additional 25% of the Company Securities beneficially owned by the undersigned on the date of the Final Prospectus, upon the end of the 135-day period after the date of the Final Prospectus if, in the case of both clauses (A) and (B), (X) the reported last sale price of the Common Stock on the Nasdaq National Market is at least twice the price per share in the Initial Public Offering for 20 of the 30 trading days ending on (a) in the case of clause (A) above, the later of (1) the last trading day of the 90-day period after the date of the Final Prospectus or (2) the second trading day following the first public release of the Company's quarterly results after the date of the Final Prospectus and (b) in the case of clause (B) above, the last trading day of the 135-day period after the date of the Final Prospectus and (Y) the undersigned is not, and has not been since the date of the Final Prospectus, an employee of the Company; provided further, that the undersigned agrees to give Donaldson, Lufkin & Jenrette Securities Corporation and the Company written notice three business days prior to taking any of the actions set forth in clause (i) above pursuant to the preceding proviso and to execute any such action only through Donaldson, Lufkin & Jenrette Securities Corporation or any of its affiliates acting as broker, unless otherwise agreed in writing by Donaldson, Lufkin & Jenrette Securities Corporation.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request,

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the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.



                                    Very truly yours,


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    Name of Entity:


                                    Address:





Social Security or Taxpayer Identification No.:
                                                --------------------------------
Number of shares of Common Stock owned:


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Number and name of securities that are convertible into, or exercisable or exchangeable for, Common Stock:


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Number of shares of Common Stock issuable upon
conversion, exercise or exchange of such securities:


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